UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Cambridgepark Drive Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 221-9059

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PYXS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement

The information contained in Item 3.02 below is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

Effective on October 6, 2022 (the “Effective Date”), Pyxis Oncology, Inc. (the “Company”) entered into an amended and restated license agreement (the “A&R License Agreement”) with Pfizer Inc. (“Pfizer”). The A&R License Agreement amends and restates the previously executed license agreement dated December 8, 2020, effective as of March 12, 2021 between Pfizer and the Company, as amended to date. Pursuant to the A&R License Agreement, Pfizer granted to the Company exclusive worldwide rights under Pfizer’s Flexible Antibody Conjugation Technology, or FACT, platform technology to develop and commercialize antibody drug conjugate (“ADC”) product candidates directed to certain licensed targets, including PYX-201 and PYX-203, and products containing the ADC product candidates. In accordance with the terms of the A&R License Agreement, the Company agreed to pay $8,000,000 to Pfizer and issue to Pfizer (i) 2,229,654 shares of its common stock, to be issued on the Effective Date, which is an amount equivalent to $5,000,000 at a per share price equal to 115% of the closing price of the Company’s common stock on the business day prior to the Effective Date and (ii) such number of shares of common stock, to be issued 180 days following the Effective Date (the “Issuance Date”), equivalent to $5,000,000 at a per share price equal to the closing price of the Company’s common stock on the business day prior to the Issuance Date.

The shares of common stock issued pursuant to the A&R License Agreement are not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

After the issuance of the shares of common stock to Pfizer on the Effective Date, the Company had 35,096,362 shares of common stock issued and outstanding on October 6, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date: October 7, 2022	By:	/s/ Pamela Connealy
Pamela Connealy
Chief Financial Officer